UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest even reported): March 1, 2013

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Zug, Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet Vernier, Switzerland	1214
(Address of principal executive offices)	(Zip Code)

+41 (22) 930-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Furnished as Exhibit 99.1 to this Current Report on Form 8-K is the Company’s consolidated Swiss statutory financial statements, which comprise the consolidated balance sheets as of December 31, 2012 and 2011 and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows and notes thereto for each of the three years in the period ended December 31, 2012.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The exhibit to this report furnished pursuant to Item 7.01 is as follows:

Number	Description
99.1

Consolidated Swiss statutory financial statements of Transocean Ltd. and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2012 and 2011 and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows and notes thereto for each of the three years in the period ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on March 1, 2013.

TRANSOCEAN LTD.

By:	/s/ Jill S. Greene
Jill S. Greene
Associate General Counsel

Index to Exhibit

Number	Description
99.1

Consolidated Swiss statutory financial statements of Transocean Ltd. and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2012 and 2011 and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows and notes thereto for each of the three years in the period ended December 31, 2012